UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)  January 4, 2007 (January 3, 2007)

Sequa Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                                  1-804                                                                13-1885030

                   (Commission File Number)                                  (IRS Employer Identification No.)

       200 Park Avenue, New York, New York                                                           10166

         (Address of Principal Executive Offices)                                                          (Zip Code)

(212) 986-5500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

            On January 3, 2007, the Board of Directors of the Sequa Corporation (the “Company”) elected Gerald Tsai, Jr. to the position of Chairman of the Board of the Company (a non-executive position), succeeding Mr. Norman E. Alexander who was Executive Chairman until his death on December 26, 2006.  Mr. Tsai has been a director of the Company since 1976.

            A copy of the press release announcing Mr. Tsai's election is attached as Exhibit 99.1 to this Current Report.

Item 9.01         Financial Statements and Exhibits.

(c)        Exhibits.  The following exhibit is filed herewith and incorporated herein by reference:

                        99.       Press release of Registrant dated January 3, 2007.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                              SEQUA CORPORATION

                                                                              By: /s/ Martin Weinstein

                                                                                                Vice Chairman and

                                                                                                Chief Executive Officer

Dated:  January 4, 2007